                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant /X/

Filed by a Party other  than the Registrant / /


Check the appropriate box:

/ /      Preliminary Proxy Statement

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)

                    Chartwell Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/      No fee required.


/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

(5)      Total fee paid:


--------------------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
         (1)      Amount Previously Paid:


         -----------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         (3)      Filing Party:


         -----------------------------------------------------------------------
         (4)      Date Filed:


         -----------------------------------------------------------------------

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                                           Wilmington, Delaware
                                                           March 30, 2001

To Our Stockholders:

     It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on April 18, 2001, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

     We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2000 has previously been mailed to stockholders of record. The Annual Report is not to be considered proxy soliciting material.

                                          Sincerely,

                                          /s/ Winthrop S. Jessup
                                          WINTHROP S. JESSUP
                                          Chairman

                             YOUR VOTE IS IMPORTANT

     WE CONSIDER THE VOTE OF EACH STOCKHOLDER IMPORTANT, WHATEVER THE NUMBER OF SHARES HELD. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. THE PROMPT RETURN OF YOUR PROXY WILL SAVE EXPENSE TO YOUR FUND.

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                            Wilmington, Delaware
                                                           March 30, 2001

To the Stockholders of
  Chartwell Dividend and Income Fund, Inc.:

     The Annual Meeting of Stockholders of Chartwell Dividend and Income Fund, Inc. (the "Fund") will be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 18, 2001, at 8:30 a.m., for the following purposes:

     1. To elect two Class II Directors to serve until the 2004 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified.

     2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for its fiscal year ending November 30, 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 21, 2001 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                          MICHAEL P. MALLOY
                                          Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                                                  March 30, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 18, 2001, at 8:30 a.m., and at any adjournment thereof (the "Meeting").

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of Directors as listed and FOR the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors. If no specification is made, the proxy will be voted for the election of Directors as listed and for the appointment of PricewaterhouseCoopers LLP as independent auditors.

     Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mails, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

     On March 21, 2001, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 15,603,872 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy are being mailed on or about March 30, 2001 to Stockholders of record on the record date.

     THE FUND PREPARES AND MAILS TO ITS STOCKHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO STOCKHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO STOCKHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE FUND C/O PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL RD., PLAINSBORO, NJ 08536 OR TELEPHONE TOLL-FREE (800) 543-6217. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                     1.  NOMINEES FOR ELECTION AS DIRECTORS

     The Fund's Board of Directors currently consists of five members. In accordance with the Amended and Restated By-Laws of the Fund ("the By-Laws"), the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one class expires.

     At the Annual Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2004 Annual Meeting of Stockholders or thereafter until their respective successors are duly elected and qualified. The term of office of the Class III Directors, currently consisting of Messrs. Jessup and Grosz, expires at the Annual Meeting of Stockholders in 2002 or thereafter until their respective successors are duly elected and qualified. The term of office of the Class I Director, Mr. Herlihy, expires at the Annual Meeting of Stockholders in 2003 or thereafter until his successor is duly elected and qualified.

     In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 30, 2001 and, if such occurs, any such notice must be received by the Fund on or before April 9, 2001.

     The following table sets forth the nominees and the other directors, by Class, and for each, his age, principal occupation for the past five or more years, and any other directorship held by him in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as an investment company under the Investment Company Act of 1940 (the "1940 Act").

NOMINEES FOR CLASS II DIRECTORS -- To be elected for a term of three years until the 2004 Annual Meeting.

BERNARD P. SCHAFFER*
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Vice President and Director of the Fund.

Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. since 1997; from 1990 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc.; from 1988 until 1990, Senior Vice President of Prudential Securities; and from 1978 to 1988, Associate Managing Director of Wertheim Schroder & Co., a brokerage firm. Age 56.

KEVIN A. MELICH*
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Vice President and Director of the Fund.

Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. since 1997; from 1983 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc.; from 1981 to 1983, Vice President of A.B. Laffer Associates, an economics consulting firm; and from 1964 to 1981, Portfolio Manager of Security Trust Co. Age 58.

OTHER DIRECTORS:

CLASS III DIRECTORS -- Term expires in the year 2002.

WINTHROP S. JESSUP*
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Chairman, President and Director of the Fund.

Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. since 1997; and from 1977 to 1997, various positions with Delaware Management Company, Inc. and certain affiliated companies, most recently the positions of Executive Vice President and Director. Age 55.

Director of Georgia Banking Company.

---------------

* These Directors are "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment manager (Chartwell Investment Partners, L.P.) and are Officers of the Fund.

GEORGE W. GROSZ
187 St. Clair Circle, Berwyn, Pennsylvania 19312

Consultant, who has worked independently since his retirement from the mutual fund industry in 1996; and from 1994 to 1996, President and CEO of Meridian Asset Management Co. Age 63.

Director of FBR Family of Funds.

CLASS I DIRECTOR -- Term expires in the year 2003.

KENNETH F. HERLIHY
504 Woodland Court, Wayne, PA, 19087
Director of the Fund

Sculptor, who has worked independently since his retirement from mutual fund management approximately ten years ago. Age 72.

     Messrs. Jessup, Herlihy, Schaffer and Melich have served as Directors of the Fund since its inception. They were elected by the initial stockholder of the Fund on June 18, 1998.

     No officer or Director of the Fund who is also a Director, officer or employee of the Manager or any of its parents, received any remuneration from the Fund during 2000. The other Directors taken as a group were either paid or had accrued Directors' fees for the fiscal year ended November 30, 2000 in the aggregate amount of $10,750. The basis of compensation for Directors is an annual fee of $4,000 per year plus $250 per meeting attended. The Fund also pays members of the Audit Committee of the Board of Directors an annual fee of $250. The Chairman of the Audit Committee receives an additional fee of $500 per year. The Board of Directors held four regularly scheduled meetings and one special meeting during the Fund's fiscal year ended November 30, 2000. Each Director attended at least seventy-five (75%) percent of the aggregate number of the Board and committee meetings held during the period in which he was a Director.

     Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2000 for services rendered as the Fund's legal counsel.

     The following table provides information concerning the compensation of each of the Fund's Directors for services rendered during the Fund's fiscal year ended November 30, 2000:

                               COMPENSATION TABLE

                                                          PENSION OR
                                                          RETIREMENT                               TOTAL
                                         AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     COMPENSATION
                                        COMPENSATION      AS PART OF       BENEFITS UPON         FROM FUND
NAME OF PERSON                           FROM FUND      FUND EXPENSES        RETIREMENT      PAID TO DIRECTORS
--------------                          ------------   ----------------   ----------------   -----------------
Winthrop S. Jessup....................       $-0-            $-0-               $-0-                $-0-
Kenneth F. Herlihy....................     $5,500            $-0-               $-0-              $5,500
George S. Grosz.......................     $5,250            $-0-               $-0-              $5,250
Bernard P. Schaffer...................       $-0-            $-0-               $-0-                $-0-
Kevin A. Melich.......................       $-0-            $-0-               $-0-                $-0-

     The Fund has a Nominating Committee comprised of Messrs. Herlihy and Grosz. The Nominating Committee is responsible for considering candidates for election to the Board of the Fund in the event a position is vacated or created. The Nominating Committee of the Fund met one time during the fiscal year ended November 30, 2000, and all members of the Nominating Committee were present. The Nominating Committee will consider nominees recommended by the Fund's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund.

     The Fund has a standing Audit Committee of the Board comprised of Messrs. Herlihy and Grosz. Each member of the Audit Committee is independent and financially literate. The Board expects to appoint a third member to the Audit Committee by June 14, 2001. The Fund's Board of Directors has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Exhibit A.

     The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors. The Audit Committee met one time during the fiscal year ended November 30, 2000, and all members of the Audit Committee were present.

                             AUDIT COMMITTEE REPORT

     Pursuant to a meeting of the Audit Committee on January 17, 2001, the Fund's Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement of Accounting Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended November 30, 2000.

                                          The Audit Committee

                                          Kenneth F. Herlihy
                                          George W. Grosz

     The Board of Directors recommends that Stockholders vote FOR the election of Messrs. Schaffer and Melich as Class II Directors to serve until the 2004 Annual Meeting of Stockholders and until the election and qualification of their successors.

            2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Stockholders are asked to act upon a proposal to ratify the appointment by the Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending November 30, 2001.

     For the fiscal year ended November 30, 2000, PricewaterhouseCoopers LLP performed audit and tax services for the Fund. Services consisted of audits of the Fund's financial statements and review and consultation in connection with filings with the Securities and Exchange Commission. Related services consisted of a review of the Fund's status under Subchapter M of the Internal Revenue Code of 1986 and preparation of tax returns. In recommending the approval of PricewaterhouseCoopers LLP as the Fund's independent auditors, the Audit Committee determined that the provision of tax-related services by PricewaterhouseCoopers LLP to the Fund was compatible with maintaining PricewaterhouseCoopers LLP's independence.

     The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser that provides services to the Fund ("Financial Information Systems Design"); and
(iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser that provides services to the Fund ("Other Fees"):

AUDIT FEES   FINANCIAL INFORMATION DESIGN FEES   OTHER FEES
----------   ---------------------------------   ----------
 $32,500                    -0-                   $23,000

     Representatives of PricewaterhouseCoopers LLP are expected to be present by telephone at the Meeting with the opportunity to make a statement, if they desire to do so, and be able to respond to appropriate questions from Stockholders.

     The Board of Directors recommends that Stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Fund's independent auditors for its fiscal year ending November 30, 2001.

                VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of Directors, the nominees receiving the highest number of votes cast at the Meeting will be elected. Approval of the proposal ratifying the appointment of Independent Auditors requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions are not votes cast and will have no effect on either proposal. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to the Fund on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

                                 OTHER BUSINESS

     The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Stockholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Stockholders on March 30, 2001, and, if such occurs, any such notice must be received by the Fund on or before April 9, 2001.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Chartwell Investment Partners, L.P., serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312.

ADMINISTRATOR

     Princeton Administrators, L.P., an affiliate of Merrill Lynch & Co., Inc., serves as administrator for the Fund and is located at 800 Scudders Mill Road, Plainsboro, NJ 08536.

MANAGEMENT

     Information concerning the names, ages, positions with the Fund, current affiliations, and principal occupations of the principal officers of the Fund is set out below.

TIMOTHY J. RIDDLE
Vice President and Treasurer of the Fund.

Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. since 1997 and from 1986 to 1997, Senior Vice President in Client Services for Delaware Investment Advisers, a division of Delaware Management Company, Inc. Age 45.

G. GREGORY HAGAR
Vice President of the Fund.

Partner, Chief Financial Officer of Chartwell Investment Partners L.P. since 1997; from 1996 to 1997, National Accounting and System Adviser of Commonwealth Land Title Insurance Company; and from 1992 to 1996, Supervisor of the Financial Services Group of Hemming Morse CPAs and Consultants. Age 32.

LESLIE M. VARRELMAN
Vice President of the Fund.

Director of Fixed Income for Chartwell Investment Partners L.P. since 1997; from 1994 to 1997, Vice President of Meridian Investment Company; and from 1981 to 1994, Vice President and Portfolio Manager of CoreStates Investment Advisers. Age 41.

MICHAEL P. MALLOY
Secretary of the Fund

Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. Age 41.

MARIA E. POLLACK
Assistant Secretary of the Fund

Director of Client Administration for Chartwell Investment Partners L.P. since 1997 and from 1982 to 1997, various positions with Delaware Investment Advisers, a division of Delaware Management Company, Inc., most recently the position of Assistant Vice President. Age 55.

Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Messrs. Riddle, Hagar and Malloy and Mmes. Varrelman and Pollack have served as officers of the Fund since its inception and were initially elected at the Organizational Meeting of the Board of Directors of the Fund on June 16, 1998.

SECURITY OWNERSHIP

     The following table sets forth, as of March 15, 2001, beneficial ownership of the Fund's shares by (1) each Director and named officer, (2) each nominee as a Director and (3) all Directors, nominees as a Director and officers as a group:

                                                     NUMBER OF SHARES      PERCENT
NAME                                                BENEFICIALLY OWNED*    OF CLASS
----                                                -------------------    --------
Winthrop S. Jessup................................         3,781              **
Kenneth F. Herlihy................................             0             N/A
George W. Grosz...................................         1,000              **
Bernard P. Schaffer...............................         2,440              **
Kevin A. Melich...................................             0             N/A
Timothy J. Riddle.................................         3,200              **
G. Gregory Hagar..................................         1,391              **
Leslie M. Varrelman...............................             0             N/A
Michael P. Malloy.................................             0             N/A
Maria E. Pollack..................................             0             N/A
All Directors and officers as a group.............        11,812              **

---------------
 * Unless otherwise indicated the beneficial owner has sole voting and investment power.

** Less than 1%.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own ten percent (10%) or more of the Fund's Common Stock, and the Fund's investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that the Fund's directors and officers, the Fund's investment adviser and its directors and officers have complied with the applicable filing requirements during the fiscal year ended November 30, 2000.

STOCKHOLDER PROPOSALS -- 2002 ANNUAL MEETING

     A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the 2002 Annual Meeting of Stockholders, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices by November 26, 2001. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

March 30, 2001

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

ORGANIZATION

     The members of the Audit Committee of the Board of Directors ("Directors") of the Chartwell Dividend and Income Fund, Inc. (the "Fund") are selected by the full Board of Directors of the Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. If the Fund currently has less than three members on its Audit Committee, it must have three members not later than June 14, 2001.

STATEMENT OF POLICY

     The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

     - The Audit Committee's role is one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

     - The Fund's Audit Committee shall record minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually, to determine the firm to be recommended to be employed as the Fund's independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year.

     - The Audit Committee will consider management's recommendations for appointment of the Fund's independent accountants. Committee members shall evaluate the independent accountant's performance, costs, organizational capability and independence from management. The Audit Committee will obtain from the independent accountants a formal written statement delineating relationships between the independent accountants and the Fund consistent with Independence Standards Board Standard I. The Committee will then make recommendations to the full Board of Directors regarding the selection of independent accountants.

     - The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

     - In reviewing the activities of the independent auditors, the Fund's Audit Committee shall inquire about the independent auditors' judgments about the quality, not just the acceptability, of the Fund's accounting principles as applied in its financial statements, including such issues as the clarity, consistency and completeness of the Fund's accounting information contained in the financial statements and the related disclosures.

     - The Audit Committee of the Fund shall review and reassess the adequacy of this Charter on an annual basis.

                                  DETACH HERE

                                     PROXY

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
           CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE "FUND") FOR
            USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
            APRIL 18, 2001 AT 8:30 A.M. AT THE OFFICES OF PFPC INC.,
                  400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

     The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matters, and upon any other matter which may properly come before the Annual Meeting, at their discretion.

[SEE REVERSE SIDE]                                       [SEE REVERSE SIDE]

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors:

   Nominees: (01) Bernard P. Schaffer (Class II)
             (02) Kevin A. Melich     (Class II)

FOR all nominees [ ]          [ ]  WITHHOLD AUTHORITY
 listed above                      to vote for all nominees
                                   listed above

[ ]
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                                        FOR   AGAINST   ABSTAIN
2.  Proposal to ratify the selection    [ ]     [ ]       [ ]
    of PricewaterhouseCoopers LLP
    as independent auditors for the
    Fund for its fiscal year ending
    November 30, 2001.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Directors, and FOR the appointment of auditors. The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders of the Fund and the Proxy Statement.
PLEASE SIGN, DATE AND RETURN PROMPTLY.

IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Signature:               Date:            Signature:                Date:
          -------------       ---------             --------------       -------